                                                                  EXECUTION COPY

                                             PATENT SECURITY AGREEMENT (this
                                        "AGREEMENT") dated as of November 30,
                                        2005, between GALLARUS MEDIA HOLDINGS,
                                        INC., a Delaware corporation (the
                                        "GRANTOR") and CREDIT SUISSE, as the
                                        Collateral Agent (as defined below).

                              PRELIMINARY STATEMENT

          Reference is made to (a) the Revolving Loan Credit Agreement dated as of November 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "REVOLVING LOAN CREDIT AGREEMENT"), among Network Communications, Inc., a Georgia corporation (the "BORROWER"), the Grantor, the lenders from time to time party thereto (the "REVOLVING LENDERS") and Credit Suisse, as administrative agent, (b) the Term Loan Credit Agreement dated as of November 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "TERM LOAN CREDIT AGREEMENT" and, together with the Revolving Loan Credit Agreement, the "CREDIT AGREEMENTS"), among the Borrower, the Grantor, the lenders from time to time party thereto (the "TERM LENDERS" and, together with the Revolving Lenders, the "LENDERS") and Credit Suisse, as administrative agent, and (c) the Guarantee, Collateral and Intercreditor Agreement dated as of November 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "GUARANTEE, COLLATERAL AND INTERCREDITOR AGREEMENT"), among the Borrower, the Grantor, the subsidiaries party thereto and Credit Suisse, in its separate capacities as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Secured Parties (as defined in the Guarantee, Collateral and Intercreditor Agreement), and as administrative agent under each of the Credit Agreements.

          The Revolving Lenders and the Issuing Bank have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Revolving Loan Credit Agreement, and the Term Lenders have agreed to make term loans to the Borrower subject to the terms and conditions set forth in the Term Loan Credit Agreement. The obligations of the Lenders and the Issuing Bank to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Grantor is an affiliate of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreements and is willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Bank to extend such credit.

          Accordingly, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees as follows:

          SECTION 1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Revolving Loan Credit

Agreement, the Term Loan Credit Agreement or the Guarantee, Collateral and Intercreditor Agreement, as applicable.

          SECTION 2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. The Grantor hereby grants to the Collateral Agent (and its successors and assigns), for the ratable benefit of the Secured Parties, a continuing security interest in all of the Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "PATENT COLLATERAL"):

          (a) all of its Patents, including, without limitation, those referred to on Schedule I hereto;

          (b) all reissues, continuations or extensions of the foregoing;

          (c) all products and proceeds of the foregoing, including, without limitation, any claim by the Grantor against third parties for past, present or future infringement or dilution of any Patent.

          SECTION 3. GUARANTEE AND COLLATERAL AGREEMENT. The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to the Collateral Agent (and its successors and assigns), for the ratable benefit of the Secured Parties, pursuant to the Guarantee, Collateral and Intercreditor Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Guarantee, Collateral and Intercreditor Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein, and in the event of any conflict between the terms and/or conditions of this Agreement and the terms of the Guarantee, Collateral and Intercreditor Agreement, the terms and/or conditions of the Guarantee, Collateral and Intercreditor Agreement shall control.

          SECTION 4. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank]

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                                                                               3

          IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                        GALLARUS MEDIA HOLDINGS, INC.,


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


ACCEPTED AND ACKNOWLEDGED BY:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Collateral Agent,


by
   ----------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


by
   ----------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                   SCHEDULE I
                                       TO
                            PATENT SECURITY AGREEMENT

                            U.S. Patent Registrations

Patent Numbers      Issue Date                Title
--------------   ---------------   --------------------------
   D361,684      August 29, 1995   Magazine Distribution Rack
   D371,471        July 9, 1996    Magazine Distribution Rack

                            U.S. Patent Applications

                                      None.